NetScout Amendment #7

                                                                    Exhibit 10

                               AMENDMENT NO. 7 TO
                             PRIVATE LABEL AGREEMENT
                                       AND
                    PROJECT DEVELOPMENT AND LICENSE AGREEMENT
                                     BETWEEN
                               CISCO SYSTEMS, INC.
                                       AND
                             NETSCOUT SYSTEMS, INC.

         This Amendment No. 7 ("Amendment #7"), having an Effective Date of August 1, 2002, is made by and between Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134-1706, U.S.A. ("Cisco"), and NetScout Systems, Inc., (Formerly known as Frontier Software Development, Inc.) a Delaware corporation having its principal place of business at 310 Littleton Road, Westford, Massachusetts 01886 ("NetScout").

         WHEREAS, Cisco and NetScout entered into the Project Development and License Agreement on July 13, 1994 ("Software Agreement"), a Private Label Agreement on October 17, 1995 ("Hardware Agreement") and five amendments dated January 4, 1995 ("Amendment #1"), May 15, 1996 ("Amendment #2"), October 29, 1996 ("Amendment #3"), and Feb 23, 1998 ("Amendment #4"), and December 26, 1999 ("Amendment #5"), and April 19, 2001 ("Amendment #6") collectively the "Agreement"; and

         WHEREAS, Cisco and NetScout desire to change and add certain terms to the Agreement as specified below.

         NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

1.0      DEFINITIONS.

         All defined terms shall have the meaning as defined in the Agreement except that terms defined herein shall have the meaning as defined in this Amendment #7.

"Applications" shall mean, collectively, all NetScout RMON and other management and monitoring application programs shipped to Cisco as Products (see Section 1 of Amendment #2) under the Agreement, including but not limited to, nGenius Real-Time Monitor (RTM) and TrafficDirector (TD). SwitchProbes, RMON Agents, and Embedded Agents are not considered Applications. For the purposes of clarification, notwithstanding anything contrary in the Agreement, Applications shall not mean nGenius Performance Manager(TM) software and other full version software products made generally available by NetScout subsequent to the Effective Date of this Amendment #7.

 "SwitchProbe Agent" shall mean the firmware embedded in the Standalone SwitchProbes.

 "Effective Date" as used herein shall mean the Effective Date of this Amendment #7.

2.0 All terms in this Amendment #7 shall supercede any previous terms that may be in conflict.


Cisco Systems Confidential Information

NetScout Amendment #7

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.0      RIGHT TO DISCONTINUE REAL TIME MONITOR (RTM)

         Cisco has the right to discontinue reselling RTM in the Cisco bundles at any time. Should Cisco discontinue RTM in the LMS bundle, Cisco shall provide 45 days' prior notification to NetScout before discontinuing RTM in the LMS bundle; provided, however, if Cisco needs to remove, temporarily or otherwise, RTM from the LMS bundle due to quality issues or due to NetScout's material failure to meet the mutually agreed upon RTM release schedules, then Cisco may remove the RTM without notice to NetScout.

4.0      ROYALTIES FEES, TRIGGER EVENTS, AND SCHEDULES

Notwithstanding anything to the contrary in the Agreement, the royalty for each unit of RTM shipped for revenue by Cisco to new LMS bundle customers shall be as follows:

         (1)      For units shipped from [*].

         (2)      For units shipped from [*].

Royalties shall be paid by Cisco within 45 days after the completion of each calendar quarter. From time to time, Cisco may [*] for the LMS bundle, and these [*] to the royalties paid to NetScout for RTM.

         LAN MANAGEMENT SOLUTION (LMS) FOR WINDOWS NT/2000 AND SOLARIS SYSTEMS
--------------------------------------------------------- --------------------
                                    TERMS                  ROYALTY PER UNIT
--------------------------------------------------------- --------------------
Royalty for RTM (bundled inside) from [*]                         [*]
--------------------------------------------------------- --------------------
Royalty for RTM (bundled inside) from [*]                          [*]
--------------------------------------------------------- --------------------


5.0      DEMONSTRATIONS, NOT-FOR-RESALE EVALUATIONS

         NetScout nGenius Real-Time Monitor (RTM) and TrafficDirector shipped by Cisco for internal use in the support of sales or marketing opportunities for those applications or devices making use of those applications, including without limitation, Not for Resale kits, evaluations, and demonstrations will be [*] and require [*] to be made to NetScout and [*].

6.0      MAINTENANCE DELIVERABLE AND FEES

From the Effective Date of this Amendment #7, Cisco shall pay NetScout maintenance fees in the amounts described below for the deliverables indicated in the following table. These maintenance fees will be paid by Cisco within 45 days after the completion of each calendar quarter, as further described in the schedule below. Notwithstanding anything contrary in the Agreement, the maintenance fees shall be effective until [*] after the End of Sale date of the last Application or Product resold by Cisco under this Agreement.

Maintenance Deliverables


----------------------- --------------------- -------------------- --------------------- --------------------
PRODUCT                 LEVEL 3 TAC SUPPORT   BUG FIXES            UPDATES (DEVICE       UPGRADES
                                                                   SUPPORT)
----------------------- --------------------- -------------------- --------------------- --------------------
SwitchProbe             [*]                   [*]                  [*]                   [*]
----------------------- --------------------- -------------------- --------------------- --------------------
TrafficDirector         [*]                   [*]                  [*]                   [*]
----------------------- --------------------- -------------------- --------------------- --------------------
RTM                     [*]                   [*]                  [*]                   [*]
----------------------- --------------------- -------------------- --------------------- --------------------



Cisco Systems Confidential Information                                   Page 2

NetScout Amendment #7

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Maintenance Fees

[*]

The maintenance fees payments per calendar quarter shall be made as follows:

[*]

If required, any additional quarterly payments shall be made at an amount of [*] per quarter.

Cisco shall [*] maintenance fees or royalties for units of Applications in the LMS bundle shipped by Cisco as updates or upgrades and of the SwitchProbe Agent shipped by Cisco as updates or upgrades, including but not limited to SAS Software Application Support, SASU, Software Application Support with Upgrades, and SMARTnet. It is the intent of the parties that the maintenance fees per this Section will [*] maintenance fees payable by Cisco to NetScout for Applications and for the SwitchProbe Agent.

7.0 Section 2.0 of Amendment #5 is deleted in its entirety and replaced with the following:

         The term of the Agreement is hereby extended to November 1, 2003. Thereafter, this Agreement shall be automatically renewed for additional successive eighteen (18) month periods, unless written notice of non-renewal is received by the other party no later than one hundred twenty (120) days prior to the expiration of the then current term.

         Section [*] this Amendment #7 will survive termination or expiration of this Agreement. In the event of any termination or expiration of this Agreement, NetScout will continue to provide to Cisco [*] at the [*] set forth in Section [*] of this Amendment #7 above, and [*]. Notwithstanding the above sentence, in the event of Cisco's material breach of [*], which shall include without limitation material breach of Section [*] of this Amendment #7, the [*] shall remain in effect except for those [*] directly affected by Cisco's breach of those [*]. If Cisco renews the [*] of the Agreement for [*] after the [*], then NetScout will be obligated to provide such [*].

8.0 Section 5.0 of Amendment #4, TrafficDirector Licensing, is amended to include RTM as software that is governed by Section 5.0 of Amendment #4 in addition to the TrafficDirector software.

9.0 All other terms and conditions of the Agreement remain in full force and in effect except as modified herein by Amendment #7.


Cisco Systems Confidential Information                                   Page 3

NetScout Amendment #7

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives effective as of the last date given below.


CISCO SYSTEMS, INC.                              NETSCOUT SYSTEMS, INC.


/s/John McCormack                                /s/David P. Sommers
------------------------------                   ------------------------------
Signature                                        Signature

John McCormack                                   David P. Sommers
------------------------------                   ------------------------------
Name                                             Name

Director, Engineering, EMBU                      Chief Financial Officer
------------------------------                   ------------------------------
Title                                            Title

9/8/02                                           8/29/02
------------------------------                   ------------------------------
Date                                             Date


Cisco Systems Confidential Information                                   Page 4